UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Colony Credit Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CLNC	New York Stock Exchange

Item 5.07.                                         Submission of Matters to a Vote of Security Holders.

On May 2, 2019, Colony Credit Real Estate, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders: (i) elected the seven persons listed below as directors of the Company, each to serve until the Company’s 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified; (ii) on an advisory basis, recommended every year the frequency of future advisory stockholder votes on executive compensation; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2019.  Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting:

Proposal 1 — Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard B. Saltzman	72,482,902	2,356,444	39,282,549
Catherine D. Rice	72,313,901	2,547,839	39,282,549
Vernon B. Schwartz	72,214,677	2,625,182	39,282,549
John E. Westerfield	70,852,734	3,991,985	39,282,549
Winston W. Wilson	72,303,926	2,528,282	39,282,549
Darren J. Tangen	71,379,325	3,457,275	39,282,549
Kevin P. Traenkle	73,897,374	951,509	39,282,549

Proposal 2 — Recommendation (on an advisory, non-binding basis) on the Frequency of the Advisory Vote Related to the Compensation of the Company’s Named Executive Officers

Every Year	Every Two Years	Every Three Years
73,313,664	625,080	537,921

Abstain	Broker Non-Votes
932,932	39,282,549

Proposal 3 — Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2019

For	Against	Abstentions	Broker Non-Votes
113,697,735	228,372	766,039	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2019	COLONY CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary